UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 7, 2012

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Principal Financial and Accounting Officer

Effective February 7, 2012, Met-Pro Corporation (the “Company”) elected Neal E. Murphy, age 54, to serve as Vice President of the Company. Mr. Murphy will also become the Company’s Vice President-Finance, Secretary, Treasurer, Chief Financial Officer and Chief Accounting Officer effective on the departure of Gary J. Morgan, who presently holds these positions, and whose resignation was announced in previous SEC filings by the Company. It is anticipated that Mr. Murphy will assume these positions by April 30, 2012, after the filing of the Company’s Annual Report on Form 10-K. Mr. Murphy will hold these positions at the pleasure of the Board of Directors of the Company.

From November 2010 to August 2011, Mr. Murphy was Vice President and Chief Financial Officer of Northern Tier Energy, a downstream energy company with refining, retail and pipeline operations. From April 2007 to May 2010, Mr. Murphy was Vice President and Chief Financial Officer of Sunoco Logistics Partners, L.P., a publicly-held master limited partnership engaged in the transport, storage, and trading of refined products and crude oil. From July 2004 to April 2007, Mr. Murphy was Vice President and Chief Financial Officer of Quaker Chemical Corporation, a publicly-held producer of lubricants and coatings for industrial metalworking.

In accordance with the terms of an employment offer between the Company and Mr. Murphy, Mr. Murphy will be employed at will by the Company. Mr. Murphy’s starting base salary is $260,000. He will be eligible to participate in the Company’s FYE 2013 Management Incentive Plan with a target award amount of 40% of base salary and also to participate in the Company’s Equity Incentive Plan. The Company has also agreed that Mr. Murphy will participate in other compensation and benefit programs as are generally available to other executives at his level.

(e) Compensatory Plan, Contract or Arrangement

The information disclosed under Item 5.02(c) above is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On February 7, 2012, Met-Pro Corporation issued a press release announcing the election of Neal E. Murphy as Vice President of the Company, and Vice President-Finance, Secretary, Treasurer, Chief Financial Officer and Chief Accounting Officer effective on the departure of Gary J. Morgan. A copy of the press release is furnished and attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release of Met-Pro Corporation dated February 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 7, 2012	MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Press release of Met-Pro Corporation dated February 7, 2012